Revenue Recognition - Summary of Contract with Customer, Contract Asset, Contract Liability, and Receivable (Details) - Rigetti Computing, Inc [Member] - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021
Capitalized Contract Cost [Line Items]
Trade receivables, net	$ 1,147	$ 961
Unbilled receivables	114	581
Deferred revenue - current	$ (519)	$ (985)